PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2015

June 30, 2015

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.74
52-Week Range:	$14.04 - $18.44
Shares Outstanding:	8,634,607 shares
Market Capitalization:	$144.5 million
P/E (ttm):	15.64x
Diluted EPS (ttm):	$1.07
Annual Dividend & Yield:	$0.48 (2.87%)
As of June 30, 2015	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Eighth largest deposit market share in the Riverside-San Bernardino RMA; third largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Net Income rises 19%
- Diluted Earnings per Share increases by 27%
- Non-Interest Income increases 10%
- Operating Expenses increase 7%
- Net Interest Margin expands 24 basis points

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
15% C.A.G.R.*
$7.5
$7.7
$7.9
$8.1
$8.4
$8.9
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

(*) C.A.G.R – Compound annual growth rate from Q3FY2014 through Q4FY15

Non-Interest Income


(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.5
$5.3
$1.6
$8.0
$1.4
$7.7
$1.5
$8.0
$1.5
$9.8
$1.7
$8.8
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Gain on Sale of Loans
Other Fees

Operating Expenses


(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$12.6
$14.2
$13.7
$13.9
$15.2
$15.2
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
108% C.A.G.R.*
$1.7
$3.0
$3.3
$3.7
$4.5
$4.2
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

(*) C.A.G.R. - Compound annual growth rate from Q3FY14 through Q4FY15.

Pre-Tax Income – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$3.3
$(0.7)
$0.9
$2.8
$1.4
$2.8
$1.8
$2.3
$2.9
$1.7
$2.0
$2.3
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$2.1
$2.4
$2.3
$2.6
$2.5
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.14
$0.22
$0.25
$0.25
$0.29
$0.28
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
2.74%
2.85%
2.96%
3.01%
3.05%
3.09%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
88.15%
82.57%
80.59%
79.01%
77.20%
78.25%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
0.50%
0.75%
0.86%
0.84%
0.92%
0.84%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
3.70%
5.66%
6.59%
6.42%
7.22%
7.02%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Community Banking

Highlights

- Loans Held for Investment increase 5% since June 30, 2014
- Nine consecutive quarters of Preferred Loan growth
- Core Deposits increase by $51.4 million, or 10%, since June 30, 2014
- Higher cost Time Deposit balances continue to decline
- Long-Term Borrowings increase by $50.0 million since June 30, 2014
- Special cash dividend of $261,000 on FHLB stock

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$17
$17
$16
$16
$16
$15
$770
$772
$789
$798
$820
$814
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
51%
51%
53%
53%
55%
55%
$396
$381
$401
$378
$418
$377
$426
$377
$450
$375
$453
$366
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$60
$50
$40
$30
$20
$10
$0
$28
$37
$28
$39
$37
$20
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/15	Interest Rate	Balance as of 06/30/14	Interest Rate
Single-Family	$ 365,961	3.28%	$ 377,824	3.23%
Multi-Family	347,020	4.48%	301,191	4.74%
Commercial Real Estate	100,897	5.27%	96,781	5.74%
Construction	8,191	5.24%	2,869	5.27%
Commercial Business	666	6.53%	1,237	6.56%
Consumer	244	9.94%	306	9.06%
Total Loans Held for Investment	$ 822,979	4.06%	$ 780,208	4.14%
Undisbursed Loan Funds	(3,360)		(1,090)	
Advance payments of escrows	199		215	
Deferred Loan Costs, net	3,140		2,552	
Allowance for Loan Losses	(8,724)		(9,744)	
Total Loans Held for Investment, net	$ 814,234		$ 772,141	

Loan Composition as of 06/30/15


Commercial Business 0%
Construction 1%
Consumer 0%
Commercial Real Estate 12%
Multi-Family 42%
Single-Family 45%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$51
$41
$41
$41
$131
$91
$378
$371
$365
$358
$355
$346
$530
$527
$537
$548
$563
$578
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2015		Rate	At 06/30/2014		Rate
Checking Accounts - Non Interest-Bearing	$	67,538	- %	$	58,654	- %
Checking Accounts - Interest-Bearing		224,090	0.15%		202,769	0.14%
Savings Accounts		255,090	0.26%		239,429	0.26%
Money Market Accounts		31,672	0.31%		26,125	0.36%
Time Deposits		345,696	1.02%		370,893	1.08%
Total Deposits	$	924,086	0.50%	$	897,870	0.56%
Brokered Deposits included above	$	3,039	3.76%	$	3,039	3.76%

Deposit Composition at 06/30/2015



7%
24%
28%
4%
37%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2015		Rate	At 06/30/2014		Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		-	-
Over One to Two Years		-	-		-	-
Over Two to Three Years		10,059	3.03%		-	-
Over Three to Four Years		10,000	1.53%		10,080	3.04%
Over Four to Five Years		-	-		10,000	1.53%
Over Five Years		71,308	2.92%		21,351	4.01%
Total Borrowings	$	91,367	2.78%	$	41,431	3.18%

Asset Quality

Highlights

- Non-Performing Assets decline 11% to $16.3 million since June 30, 2014
- Net Recoveries in four of the prior six quarters
- REO activity remains limited

NPA, NPA to Total Assets and ALLL to LHI Ratios



$25,000
$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
Non-Performing Assets	$19,213	$18,403	$15,496	$14,647	$13,711	$16,344
NPA to Total Assets	1.71%	1.66%	1.40%	1.32%	1.13%	1.39%
ALLL to LHI	1.29%	1.25%	1.11%	1.08%	1.06%	1.06%

Recovery from Allowance for Loan Losses



(In Thousands)
$500
$-
$(500)
$(1,000)
$(1,500)
$(849)
$(691)
$(818)
$(354)
$(111)
$(104)
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Non-Performing Asset Composition 06/30/15



15%
0%
0%
0%
10%
14%
61%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$10,024
$9,744
$8,888
$8,693
$8,712
$8,724
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15

ALLL Allocation as of 06/30/15


0%
1%
0%
0%
8%
30%
61%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2015				At June 30, 2014			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$ 1,335	34	$ 10,542	2	$ 322	35	$ 11,547
Multi-Family	-	-	4	2,246	-	-	7	3,447
Commercial Real Estate	-	-	5	1,699	-	-	6	2,352
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	109	-	-	2	138
Consumer Loans	1	-	-	-	-	-	-	-
Total	4	$ 1,335	44	$ 14,596	2	$ 322	50	$ 17,484

Net Charge-Offs (Recoveries)


(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$168
$(411)
$38
$(159)
$(130)
$(116)
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$108,490	30%	$194,321	53%	$60,586	16%	$2,564	1%	$365,961	100%
Multi-Family	72,758	21%	181,130	52%	90,214	26%	2,918	1%	$347,020	100%
Commercial Real Estate	41,991	42%	42,856	42%	16,050	16%	-	0%	$100,897	100%
Construction	1,095	13%	5,320	65%	1,776	22%	-	0%	$8,191	100%
Total	$224,334	27%	$423,627	52%	$168,626	20%	$5,482	1%	$822,069	100%

(1) Other than Inland Empire.

Geographic Location 06/30/15



1%
20%
27%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$282,946	$19,138	$888	$124	$1,266	$5,276	$6,501	$26,963	$13,415	$356,517
Weighted Avg. LTV (1)	66%	75%	51%	69%	67%	58%	57%	68%	75%	67%
Weighted Avg. Age (In Years)	9.71	7.27	5.90	4.63	3.90	2.89	2.01	0.91	0.28	8.28
Weighted Avg. FICO (2)	729	746	750	700	716	743	746	745	741	732
Number of Loans	853	39	3	1	5	25	34	47	18	1,025
Geographic Breakdown (%)										
Inland Empire	30%	22%	100%	100%	50%	20%	28%	32%	29%	29%
Southern California (3)	57%	48%	0%	0%	50%	37%	32%	38%	47%	54%
Other California	12%	30%	0%	0%	0%	43%	40%	30%	24%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$63,016	$4,392	-	-	$18,051	$27,621	$87,200	$95,617	$50,623	$347,020
Weighted Avg. LTV (1)	43%	44%	-	-	57%	56%	57%	57%	57%	56%
Weighted Avg. Debt Coverage Ratio (2)	1.43x	1.39x	-	-	1.42x	1.74x	1.71x	1.66x	1.60x	1.61x
Weighted Avg. Age (In Years)	9.76	7.21	-	-	3.76	2.85	1.90	0.97	0.28	3.08
Weighted Avg. FICO (2)	702	708	-	-	741	727	760	764	748	746
Number of Loans	113	6	-	-	19	34	117	112	68	469
Geographic Breakdown (%)										
Inland Empire	20%	28%	-	-	32%	15%	32%	12%	20%	21%
Southern California (3)	54%	72%	-	-	53%	53%	43%	53%	60%	52%
Other California	21%	0%	-	-	15%	32%	25%	35%	20%	26%
Other States	5%	0%	-	-	0%	0%	0%	0%	0%	1%
	100%	100%	-	-	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 27,417	$ 433	-	$ 362	$ 762	$ 14,959	$ 20,237	$ 26,905	$ 9,822	$100,897
Weighted Avg. LTV (1)	46%	40%	-	0.57	61%	49%	46%	48%	50%	48%
Weighted Avg. Debt Coverage Ratio (2)	1.75x	1.43x	-	1.26	1.47x	1.90x	1.82x	1.89x	1.61x	1.80x
Weighted Avg. Age (In Years)	9.44	7.18	-	5.10	3.92	2.74	1.90	0.93	0.29	3.70
Weighted Avg. FICO (2)	708	700	-	704	770	753	756	749	725	739
Number of Loans	29	2	-	2	1	14	26	32	13	119
Geographic Breakdown (%)										
Inland Empire	51%	42%	-	51%	0%	71%	33%	33%	14%	42%
Southern California (3)	43%	58%	-	49%	100%	29%	39%	49%	45%	42%
Other California	6%	0%	-	0%	0%	0%	28%	18%	41%	16%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	100%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $33.9 million in Mixed Use; $16.1 million in Office; $16.0 million in Retail; $12.1 million in Mobile Home Park; $3.0 million in Warehouse; $4.9 million in Medical/Dental Office; $3.9 million in Restaurant/Fast Food; $3.0 million in Mini-Storage; $2.1 million in Automotive – Non-Gasoline; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $379,000 in Other.

(5) Consisting of $85.0 million or 84.2% in investment properties and $15.9 million or 15.8% in owner occupied properties.

PROVIDENT Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loan Origination Volume increases 6% to $727.3 million (sequential quarter)
- Gross Locked Pipeline decreases 41% to $190.9 million (sequential quarter)
- Loan Sale Margin increases 14 basis points to 139 basis points (sequential quarter)
- Refinance Volume decreases

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
75% C.A.G.R.*
$8
$354
$13
$476
$14
$514
$12
$562
$8
$681
$6
$721
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Saleable
Portfolio

(*) C.A.G.R – Compound annual growth rate from Q3FY2014 through Q4FY15

PBM Locked Pipeline



$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
Gross Locked Pipeline	$149,104	$184,160	$161,024	$172,063	$325,962	$190,939
Net Locked Pipeline (1)	$107,866	$132,567	$116,695	$121,575	$225,182	$139,965
Fall-out Ratio	28%	28%	28%	29%	31%	27%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15
Refinance	43%	42%	48%	55%	68%	54%
Purchase	57%	58%	52%	45%	32%	46%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,291
$8,022
$7,652
$8,042
$9,754
$8,762
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.44% 1.42%
1.59% 1.58%
1.52% 1.50%
1.40% 1.40%
1.25% 1.25%
1.39% 1.39%
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse (Recovery) Provision


(In Thousands)
$100
$0
-$100
-$200
-$300
($127)
($86)
($199)
($1)
$42
$72
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

Recourse Reserve


(In Thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,068
$904
$712
$711
$731
$768
03/31/14
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Bank Capital Ratios remain strong
- Implemented Basel III capital protocol on January 1, 2015
- 2.87% cash dividend yield (approximately)
- Repurchased approximately 188,000 shares of common stock

Stock Repurchase Plan Activity


(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
194,888
356,608
162,204
156,916
278,220
187,566
Q3FY2014
Q4FY2014
Q1FY2015
Q2FY2015
Q3FY2015
Q4FY2015

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
Tier 1 Leverage Ratio	12.80%	12.53%	10.50%	10.70%	10.79%	10.68%
CET1 Ratio					15.81%	17.22%
Tier 1 Risk-Based Capital Ratio	19.96%	18.72%	15.28%	15.16%	15.81%	17.22%
Total Risk-Based Capital Ratio	21.22%	19.98%	16.47%	16.28%	17.04%	18.47%

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15
Price/TBV	1.08x	0.97x	0.99x	0.93x	0.92x	0.94x	0.98x	1.02x